Filed pursuant to Rule 497(a)

File No. 333-223483

Rule 482ad

[Text of Communication Sent via Bloomberg]

Fixed Income Investor Meetings

Main Street Capital Corporation (“Main Street” or the “Company”), rated BBB (stable) by Standard & Poor’s Ratings Service*, has asked RBC Capital Markets to coordinate a series of conference calls with the fixed income investment community to be conducted on Friday, April 12 and Monday, April 15. A capital markets transaction may follow, subject to market conditions.

Telephonic Schedule:

Friday, April 12th – 9:00am ET – 3:00pm ET

Monday, April 15th – 9:00am ET – 12:00pm ET

RBC Capital Markets will be coordinating logistics.

The Company will be represented by:

Dwayne L. Hyzak, Chief Executive Officer

Brent D. Smith, Chief Financial Officer and Treasurer

About Main Street:

Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million.  Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street has an existing effective shelf registration statement on Form N-2 on file with the Securities and Exchange Commission relating to the offer and sale from time to time of its securities.  Investors are advised to carefully consider the investment objective, risks and charges and expenses of Main Street before investing.  The prospectus included in the shelf registration statement, together with any related prospectus supplement, contain this and other information about Main Street and should be read carefully before investing.

The information in a preliminary prospectus supplement and the accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Main Street and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

An offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  When available, copies may be obtained from RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey St., 8th Floor, New York, NY 10179, telephone: 866-375-6829, or e-mail: RBCNYFIXEDINCOMEPROSPECTUS@RBCCM.COM.

This announcement is confidential and is for your information only and is not intended to be used by anyone other than you. This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities. Note that documents transmitted by e-mail may be altered or changed during the process of transmission and neither Main Street nor RBC or any of their affiliates accept liability or responsibility for any alteration or change.  Use of e-mail is at your own risk and it is important for you to protect against viruses.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTIFY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.